Exhibit 10.105

EXECUTION
AMENDMENT AND RESTATEMENT AGREEMENT
DATED 4 SEPTEMBER, 2019
between
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED (as borrower)

FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (as lender)
and
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (as facility agent)

relating to the Senior Facility E Agreement, originally dated 26 September, 2018

THIS AGREEMENT is made between:

(1) NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED, registration number 2002/031446/07, as borrower (the Borrower);

(2) EACH GUARANTOR LISTED IN SCHEDULE 1 (THE OBLIGORS) as guarantors (the Guarantors);

(3) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as original lender (in this capacity, the Original Senior Facility E Lender); and

(4) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as agent of the Senior Facility E Lenders (the Facility Agent).

BACKGROUND:

(A) This Agreement is supplemental to, amends and restates (but does not novate) the Original Senior Facility E Agreement (defined below).

(B) The Parties have consented to the amendments to the Original Senior Facility E Agreement contemplated by this Agreement.

IT IS AGREED as follows:

1. INTERPRETATION

1.1 Definitions

In this Agreement:

1.1.1 Amended & Restated Senior Facility E Agreement means the Original Senior Facility E Agreement, as amended and restated pursuant to this Agreement.

1.1.2 Amendment Document means:

(a) this Agreement; and

(b) the Amended & Restated Senior Facility E Agreement.

1.1.3 Common Terms Agreement Amendment and Restatement Agreement means the written agreement entitled "Third Amendment and Restatement Agreement", dated on or about the date of this Agreement, between, among others, the Borrower and the Facility Agent.

1.1.4 Effective Date means the date on which the Facility Agent issues the notice referred to in Clause 2.1 (Effective Date) of the Common Terms Agreement Amendment and Restatement Agreement.

1.1.5 Original Senior Facility E Agreement means the written agreement entitled "Senior Facility E Agreement", dated on or about 26 September, 2018, between the Borrower (as borrower), the Original Senior Facility E Lender and the Facility Agent.

1.1.6 Party means a party to this Agreement.

1.1.7 Signature Date means the date on which, once this Agreement has been signed by all the Parties, it is signed by the last Party to do so.

Unless expressly otherwise defined in this Agreement, terms and expressions defined in the Original Senior Facility E Agreement have the same meaning in this Agreement.

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1.2 Construction

The provisions of clause 1 (Definitions and Interpretation) of the Original Senior Facility E Agreement apply to this Agreement as though they were set out in full in this Agreement, except that references to the Original Senior Facility E Agreement are to be construed as references to this Agreement.

2. AMENDMENTS

2.1 Amendment and restatement of Finance Documents

Subject to the terms of this Agreement, on and with effect from the Effective Date the Original Senior Facility E Agreement will be amended so that it reads as if it were restated in the form set out in Schedule 2 (Amended and Restated Senior Facility E Agreement).

2.2 Finance Documents

On and with effect from the Effective Date, any reference in a Finance Document to the "Senior Facility E Agreement" shall be a reference to that agreement as amended and restated pursuant to this Agreement.

3. REPRESENTATIONS AND WARRANTIES

Each Obligor makes the representations and warranties set out in this Clause to each Finance Party on the Signature Date.  References in this Clause to it or its include, unless the context otherwise requires, each Obligor.

3.1 Status

3.1.1 It is a limited liability corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

3.1.2 It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

3.2 Capacity, power and authority

3.2.1 It has the legal capacity and power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

3.2.2 No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.

3.3 Binding obligations

3.3.1 The obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations.

3.3.2 Each Finance Document to which it is a party is in the proper form for its enforcement in the jurisdiction of its incorporation.

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3.4 Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents to which it is a party and the establishment of Transaction Security pursuant to the Security Documents to which it is a party, do not and will not conflict with:

3.4.1 any law or regulation applicable to it;

3.4.2 its or any of its Subsidiaries' constitutional documents; or

3.4.3 any material agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries' assets or constitute a default or termination event (however described) under any such agreement or instrument.

3.5 Authorisations

Except as expressly set out in Schedule 10 (Disclosure Schedule) of the Common Terms Agreement, all authorisations required:

3.5.1 to enable it lawfully to enter into, exercise its rights and comply with its obligations under the Finance Documents to which it is a party;

3.5.2 to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation; and

3.5.3 for it and those of its Subsidiaries which are members of the Group to carry on their respective businesses in the ordinary course and in all material respects as they are being conducted,

have been obtained or effected and are in full force and effect.

3.6 Repeating Representations

The Repeating Representations:

3.6.1 are true; and

3.6.2 would also be true if references to the Original Senior Facility E Agreement were construed as references to the Original Senior Facility E Agreement as amended by this Agreement.

In each case, each Repeating Representation is made by reference to the circumstances existing at the Signature Date.

4. GUARANTEES

On the Effective Date, each Obligor:

4.1 confirms its acceptance of the Amendment Documents;

4.2 agrees that it is bound as an Obligor by the terms of the Amendment Documents; and

4.3 (if a Guarantor) confirms that its guarantee under clause 18 (Guarantee and Indemnity) of the Common Terms Agreement and under any other Finance Document entered into with a Finance Party:

4.3.1 continues in full force and effect; and

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4.3.2 extends to the obligations of the Obligors under the Amendment Documents.

5. RESIGNATION AS GUARANTOR

On the Effective Date, Cash Paymaster Services Proprietary Limited (registration number 1971/007195/07) resigns as Guarantor and is released from all of its obligations under the Amendment Documents.

6. SECURITY

On the Effective Date, each Obligor confirms that:

6.1 any Security created by it under the Security Documents extends to the obligations of the Obligors under the Finance Documents (including the Amended & Restated Senior Facility E Agreement); and

6.2 the Security created under each Security Document to which it is a party continues in full force and effect on the terms of the respective Security Documents.

7. MISCELLANEOUS

7.1 This Agreement is a Finance Document.

7.2 The Original Senior Facility E Agreement and this Agreement will, from the Effective Date, be read and construed as one document.

7.3 Except as otherwise provided in this Agreement, the Finance Documents remain in full force and effect without any amendment whatsoever.

7.4 Except to the extent expressly waived in this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

8. GOVERNING LAW

This Agreement is governed by the laws of South Africa.

9. COUNTERPARTS

This Agreement may be executed in any number of counterparts.  This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

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SCHEDULE 1

THE OBLIGORS

	Name of Borrower	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	Net1 Applied Technologies South Africa Proprietary Limited	South Africa	2002/031446/07

	Name of Guarantor	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	Net1 UEPS Technologies, Inc.	State of Florida, United States	N/A
2.	Net1 Applied Technologies South Africa Proprietary Limited	South Africa	2002/031446/07
3.	Cash Paymaster Services Proprietary Limited	South Africa	1971/007195/07
4.	EasyPay Proprietary Limited	South Africa	1983/008597/07
5.	Manje Mobile Electronic Payment Services Proprietary Limited	South Africa	2008/004377/07
6.	Moneyline Financial Services Proprietary Limited	South Africa	1998/020799/07
7.	Net1 FIHRST Holdings Proprietary Limited	South Africa	2009/022023/07
8.	Net1 Finance Holdings Proprietary Limited	South Africa	1998/020801/07
9.	Net1 Mobile Solutions Proprietary Limited	South Africa	2006/009851/07
10.	Net1 Universal Electronic Technological Solutions Proprietary Limited	South Africa	2009/001034/07
11.	Prism Holdings Proprietary Limited	South Africa	1998/018949/07
12.	Prism Payment Technologies Proprietary Limited	South Africa	1990/005062/07
13.	RMT Systems Proprietary Limited	South Africa	2001/028826/07

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SCHEDULE 2

AMENDED AND RESTATED SENIOR FACILITY E AGREEMENT

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EXECUTION
SENIOR FACILITY E AGREEMENT
DATED 26 SEPTEMBER, 2018 AS AMENDED AND RESTATED ON 4 SEPTEMBER, 2019
FACILITY AGREEMENT
for
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED (as borrower)
provided by
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (as lender)
with
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (as facility agent)
This Agreement is entered into subject to the terms of a Common Terms Agreement originally dated on or about 21 July, 2017 as amended and/or amended and restated from time to time

THIS AGREEMENT is made between:

(1) NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED, registration number 2002/031446/07, as borrower (the Borrower);

(2) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as original lender (in this capacity, the Original Senior Facility E Lender); and

(3) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as agent of the Senior Facility E Lenders (the Facility Agent).

IT IS AGREED as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Agreement:

1.1.1 Applicable Margin means, in relation to any Senior Facility E Loan or Unpaid Sum:

(a) 0.00 per cent. per annum, provided that no Event of Default has occurred and is continuing; and

(b) with effect from the date of occurrence of an Event of Default and for so long as it is continuing, the Applicable Margin shall be the percentage per annum set out in paragraph (a) above plus 2.00 per cent.

1.1.2 Availability Period means the period from and including the Effective Date to and including the earlier of:

(a) the date falling 12 months from the Effective Date (or such later date agreed by the Senior Facility E Lender); and

(b) the date on which the Senior Facility E Lender demands immediate repayment of all amounts owing under the Facility.

1.1.3 Available Commitment means R1,200,000,000 to the extent not cancelled, transferred or reduced under the Common Terms Agreement.

1.1.4 Available Facility means the aggregate, from time to time, of the Available Commitment of each Senior Facility E Lender.

1.1.5 Cash Float Amount has the meaning given to that term in Clause 12.3.

1.1.6 Common Terms Agreement means the written agreement entitled "Common Terms Agreement", dated on or about 21 July, 2017 (as amended and/or reinstated from time to time), between, amongst others, the Borrower (as borrower), the Original Senior Facility E Lender (as lender) and the Facility Agent, as amended from time to time.

1.1.7 Effective Date has the meaning given to that term in the Second Amendment and Restatement Agreement.

1.1.8 Fidelity means Fidelity Cash Solutions Proprietary Limited (registration number 2000/025082/07), a company registered under the laws of South Africa.

1.1.9 Final Maturity Date means the date occurring 12 months from the Effective Date or such later date agreed by the Parties.

1.1.10 Interest Payment Date means:

(a) the twentieth day of each month; and

(b) the Final Maturity Date.

1.1.11 Interest Period means, in relation to a Senior Facility E Loan, each period determined in accordance with Clause 9 (Interest Periods).

1.1.12 Party means a party to this Agreement.

1.1.13 Prime Rate means the publicly quoted basic rate of interest, from time to time published by First National Bank as being its prime overdraft rate, as certified by any manager of First National Bank whose appointment and designation it will not be necessary to prove, which certificate will serve as prima facie proof of said Prime Rate.

1.1.14 Second Amendment and Restatement Agreement means the written agreement entitled "Second Amendment and Restatement Agreement" dated on or about the Signature Date, between, amongst others, the Borrower (as borrower), the Original Senior Facility E Lender (as lender) and the Facility Agent.

1.1.15 Senior Facility E or Facility means the facility made available to the Borrower under this Agreement.

1.1.16 Senior Facility E Commitment means the "Senior Facility E Commitment" as defined in the Common Terms Agreement.

1.1.17 Senior Facility E Discharge Date means the date on which:

(a) the Senior Facility E Outstandings have been irrevocably and unconditionally paid and discharged in full (whether or not as a result of enforcement); and

(b) the Senior Facility E Lender has no commitment whatsoever to provide finance or any other form of credit or financial accommodation to any person under any Finance Document,

as certified in writing by the Facility Agent (acting on the instructions of all the Senior Facility E Lenders) within 5 Business Days of receipt of a request for confirmation from the Borrower, if all the requirements above have in fact been met.

1.1.18 Senior Facility E Loan or Loan means a "Senior Facility E Loan" as defined in the Common Terms Agreement.

1.1.19 Senior Facility E Outstandings means "Senior Facility E Outstandings" as defined in the Common Terms Agreement.

1.1.20 Signature Date means the date stated at the beginning of this Agreement.

1.1.21 Total Senior Facility E Commitments means "Total Senior Facility E Commitments" as defined in the Common Terms Agreement.

1.1.22 Unpaid Sum means an "Unpaid Sum" as defined in the Common Terms Agreement in respect of Senior Facility E.

1.1.23 Utilisation Request means the notice substantially in the form set out in Schedule 1 (Form of Utilisation Request) or an equivalent notice provided using the RMB online banking system.

1.2 Construction

1.2.1 Terms and expressions defined in the Common Terms Agreement, unless expressly defined in this Agreement, have the same meaning in this Agreement.

1.2.2 The provisions of clauses 1.3 (Construction) and 1.4 (Third party rights) of the Common Terms Agreement apply to this Agreement as though they were set out in full in this Agreement, except that a reference in those clauses to the Common Terms Agreement are to be construed as references to this Agreement.

1.2.3 This Agreement and the rights and obligations of the Parties hereunder shall in all respects be subject to the terms and conditions of the Common Terms Agreement, which shall apply mutatis mutandis to this Agreement and be incorporated herein by reference.  If there is any conflict between this Agreement and the Common Terms Agreement, this Agreement shall prevail.

2. THE FACILITY

2.1 Senior Facility E

Subject to the terms of this Agreement and the Common Terms Agreement, the Senior Facility E Lender makes available to the Borrower the Senior Facility E.

2.2 Designation

This Agreement is a Senior Facility Agreement and the Senior Facility E Agreement, each as defined in the Common Terms Agreement.

3. PURPOSE

3.1 The Borrower shall apply all amounts borrowed by it under Senior Facility E only in or towards the purpose set out in clause 3.1.4 (Purpose) of the Common Terms Agreement, and for no other purpose whatsoever.  Failure to apply all amounts borrowed by the Borrower under Senior Facility E for that purpose shall constitute an Event of Default.

3.2 No Finance Party is bound to monitor or verify the utilisation of Senior Facility E or will be responsible for, or for the consequences of, such a utilisation.

4. CONDITIONS OF UTILISATION

4.1 Conditions precedent

The Borrower may not deliver a Utilisation Request to the Facility Agent under Senior Facility E (and the Senior Facility E Lender shall have no obligation to advance any Senior Facility E Loan or to provide any other form of credit or financial accommodation under this Agreement to any person) unless the Facility Agent has issued the notice contemplated by clause 2.1 (Effective Date) of the Second Amendment and Restatement Agreement.

4.2 Further conditions precedent

Subject to the Common Terms Agreement and this Agreement, the Senior Facility E Lender will only be obliged to participate in a Senior Facility E Loan if:

4.2.1 the requirements of clause 4.2 (Further conditions precedent) of the Common Terms Agreement have been met;

4.2.2 all outstanding interest and other applicable fees were paid on the most recent Interest Payment Date; and

4.2.3 the Borrower has provided the Bank with the cash reconciliation report pursuant to Clause 12.4 for previous day and the Bank is satisfied with the content of that cash reconciliation report.

5. UTILISATION AND DISBURSEMENT

5.1 Delivery of a Utilisation Request

5.1.1 The Borrower may utilise Senior Facility E during the Availability Period by delivery of an email to FNB Cash Operations at the email address notified to the Borrower by the Senior Facility E Lender with a copy to the Facility Agent of a duly completed Utilisation Request.

5.1.2 Unless the Facility Agent otherwise agrees, the latest time for receipt by the Facility Agent of a Utilisation Request is 10h00 three Business Days before the proposed Utilisation Date or such shorter period as the Facility Agent agrees in writing.

5.1.3 A Utilisation Request is irrevocable.

5.2 Completion of a Utilisation Request

A Utilisation Request will not be regarded as having been duly completed unless:

5.2.1 the proposed Utilisation Date is a Business Day within the Availability Period;

5.2.2 the currency of the Utilisation is Rand;

5.2.3 it specifies the amount of the proposed Utilisation;

5.2.4 its sets out the Available Commitment after the proposed Utilisation;

5.2.5 it confirms that no Event of Default has occurred or is continuing;

5.2.6 it confirms that at least 80 per cent. of the previous Senior Facility E Loan has been repaid;

5.2.7 it confirms that it has immediate access to the Cash Float Amount; and

5.2.8 it is signed by two authorised signatories of the Borrower.

Only one Senior Facility E Loan may be requested in a Utilisation Request.

5.3 Disbursement

5.3.1 If the conditions set out in this Agreement and the Common Terms Agreement have been met, the Senior Facility E Lender must advance and lend to the Borrower, who shall borrow from the Lender, the Senior Facility E Loan on the Utilisation Date.  The Senior Facility E Lender must make the Senior Facility E Loan available to the Facility Agent by no later than 11h00 on the applicable Utilisation Date for disbursement to the Borrower.

5.3.2 The amount of the Senior Facility E Lender's participation in outstanding Senior Facility E Loans cannot exceed R1,200,000,000.

5.3.3 The Original Senior Facility E Lender is not obliged to participate in a Senior Facility E Loan if, as a result:

(a) the outstanding Senior Facility E Loan would exceed its Available Commitment; or

(b) the outstanding Senior Facility E Loan would exceed the Available Facility.

5.4 Automatic cancellation of Commitments

The Senior Facility E Commitments which, at that time, are unutilised, and in respect of which no Utilisation Request has been delivered, shall be immediately cancelled at 10h00 on the last day of the Availability Period.

5.5 Cash Processing

For the first 2 months after the first Utilisation Date, the Parties together with Fidelity and First National Bank, shall hold weekly meetings to monitor, analyse and optimise the cash processing system.

5.6 Settlement Cycle

The aggregate amount of cash withdrawn from static automatic teller machines and not settled by Grindrod Bank Limited to the Borrower, shall not exceed R250,000,000 without the prior written consent of the Senior Facility E Lender.

6. REPAYMENT

6.1 The Borrower shall repay at least 80 per cent. of each Senior Facility E Loan within 20 days from the Utilisation Date of that Loan (subject to Clause 10 (Default) of the Common Terms Agreement).

6.2 The Senior Facility E Lender shall be entitled, at any time, to:

6.2.1 cancel the Facility E Commitment;

6.2.2 terminate the Senior E Facility; and/or

6.2.3 demand immediate repayment of all or any part of the amounts outstanding in terms of the Senior E Facility and/or immediate performance of all the Borrower's obligations under the Senior E Facility.

6.3 Any amount which remains outstanding under Senior Facility E on the Final Maturity Date shall be repaid in full on that date.

7. PREPAYMENT AND CANCELLATION

7.1 Voluntary cancellation

7.1.1 The Borrower may cancel the unutilised and undrawn amount of the Senior Facility E Commitments in accordance with the requirements (and subject to the terms) of clause 7 (Prepayment and Cancellation) of the Common Terms Agreement.

7.1.2 No amount of the Senior Facility E Commitments cancelled pursuant to this Clause may be reinstated.

7.2 Voluntary prepayment

The Borrower may make voluntary prepayments in respect of the Senior Facility E Loan made to it, in whole or in part, in accordance with the requirements (and subject to the terms) of clause 7 (Prepayment and Cancellation) of the Common Terms Agreement.

7.3 Mandatory prepayment and prepayment offers

The Borrower shall be obliged to make mandatory prepayments and/or offers to make prepayments (as applicable) in respect of the Senior Facility E Loan made to it to the Senior Facility E Lender in accordance with the requirements (and subject to the terms) of clauses 7 (Prepayment and Cancellation) and 8 (Prepayment Offers and Priorities) of the Common Terms Agreement.

8. INTEREST

8.1 Calculation of interest

8.1.1 The rate of interest on each Senior Facility E Loan, for each of Interest Period of that Loan, is the percentage rate per annum determined by the Senior Facility E Lender to be the aggregate of the prevailing Prime Rate and the Applicable Margin, from time to time.

8.1.2 Interest shall accrue on the outstanding amount of each Senior Facility E Loan on a day to day basis during each Interest Period.

8.2 Payment of interest

The Borrower shall pay all accrued interest on the Senior Facility E Loan made to it on each Interest Payment Date, in accordance with the requirements of clause 30 (Payment Mechanics) of the Common Terms Agreement.

8.3 Interest on overdue amounts

8.3.1 Any interest accruing on an Unpaid Sum shall be immediately payable by the Borrower on demand by the Facility Agent.

8.3.2 Default interest (if unpaid) arising on any Unpaid Sum will be compounded with that Unpaid Sum on the last day of each calendar month, but will remain immediately due and payable.

8.4 Notification of rates of interest

Without prejudice to the obligation of the Borrower to pay interest calculated at any applicable rate under this Clause 8, the Facility Agent shall notify the Senior Facility E Lender and the Borrower, as soon as reasonably practicable:

8.4.1 of the determination of a rate of interest under this Agreement;

8.4.2 when interest commences to accrue at the rate calculated by reference to the Applicable Margin specified in Clause 1.1.1(b) (Definitions).

9. INTEREST PERIODS

9.1 Duration

Each Senior Facility E Loan has successive Interest Periods:

9.1.1 commencing on (and including) the Utilisation Date (in respect of the first Interest Period for that Senior Facility E Loan) or commencing on (and including) an Interest Payment Date; and

9.1.2 ending on (but excluding) the next Interest Payment Date.

9.2 Interest Periods for Unpaid Sums

Interest accruing on an Unpaid Sum shall be calculated as if that Unpaid Sum, during the period of non-payment, constituted a Loan under Senior Facility E for successive Interest Periods.

9.3 No overrunning the Final Maturity Date

If an Interest Period for a Senior Facility E Loan would otherwise extend beyond the Final Maturity Date, it will be shortened so that it ends on the Final Maturity Date.  This Clause does not apply to Interest Periods selected under Clause 9.2 above in respect of Unpaid Sums which remain outstanding on the Final Maturity Date.

9.4 Non-Business Days

If an Interest Payment Date would otherwise occur on a day which is not a Business Day, that Interest Payment Date will instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

10. FEES

10.1 Structuring Fee

The Borrower shall pay to the Original Senior Facility E Lender a structuring fee in the amount and at the times agreed in the Fee Letter.

10.2 Facility Fee

The Borrower shall pay to the Senior Facility E Lender a facility fee in the amount and at the times agreed in the Fee Letter.

10.3 Cash Processing Fee

The Borrower shall pay to the Senior Facility E Lender a cash processing fee in the amount and at the times agreed in the Fee Letter.

10.4 Other Fees and Charges

The Borrower shall pay to the Senior Facility E Lender all other fees and charges in the amounts and on the dates set out in the most recent pricing schedule provided to the Borrower by the Senior Facility E Lender.

11. DEFAULT

11.1 In addition to any other Events of Default under any other Finance Document, the failure by the Borrower to comply with any regulations and regulatory obligations applicable to its business (whether or not having the force of law but which are generally complied with) or the imposition of any fines or penalty by any regulatory authority shall constitute an Event of Default.

11.2 If an Event of Default occurs, and for so long as it is continuing, the Facility Agent may enforce any of the rights and remedies provided for in clause 23.15 (Acceleration) of the Common Terms Agreement.

12. UNDERTAKINGS

12.1 Insurance

12.1.1 In this Clause a prudent owner means a prudent owner and operator of any business, and of assets of a type and size, similar in all cases to those owned and operated by the Borrower in a similar location.

12.1.2 The Borrower shall ensure (and shall procure that Fidelity ensures) that its Insurances:

(a) insure it for its insurable interest in respect of all risks which are required to be insured against under any applicable law or regulation and which a prudent owner would insure against;

(b) insure every tangible asset for its full replacement value;  and

(c) in the case of any other asset or risk, provide cover up to a limit which a prudent owner would buy.

For this purpose, replacement value means the total cost of entirely rebuilding, reinstating or replacing the relevant asset if it is completely destroyed.

12.1.3 The Borrower shall ensure that Fidelity will:

(a) ensure that its Insurances are underwritten by an insurance company or underwriter which is of international standing;

(b) promptly pay (or procure payment of) all premiums and do anything which is necessary to keep each of its Insurances in full force and effect;  and

(c) not do or allow anything to be done which may (and promptly notify the Senior Facility E Lender of any event or circumstance which does or is reasonably likely to) entitle any insurer of any of its Insurances to repudiate, rescind or cancel it or to treat it as avoided in whole or in part or otherwise decline any valid claim under it.

12.1.4 The Borrower shall procure that Fidelity provides insurance certificates, insurance schedules and insurance policies on the first Utilisation Date for Senior Facility E, if there is any material change in the insurance policy and on each anniversary thereof and at any other time required by the Senior Facility E Lender.

12.1.5 In the event that Fidelity fails to pay an insurance premium, the Borrower shall notify the Senior Facility E Lender and shall immediately pay such insurance premium.  If the Borrower fails to pay any insurance premium or if the Senior Facility E Lender deems it necessary, the Senior Facility E Lender shall pay such insurance premium and debit the Senior Facility E.

12.1.6 Where a cash shortfall or loss occurs, the Borrower agrees to:

(a) reimburse the Original Senior Facility E Lender by no later than the first Interest Payment Date following the end of the month when that shortfall or loss occurred; and

(b) immediately submit an insurance claim to the insurer.

12.1.7 The Borrower will provide the Senior Facility E Lender with a summary of all current insurance claims together with details of the expected payments and timing thereof on the first Business Day of each week.

12.2 Audit Reports

12.2.1 The Borrower shall provide the Senior Facility E Lender with all internal and external audit reports provided to the Borrower by their auditors (other than the audit reports in respect of the mobile pay point business) and shall permit the Senior Facility E Lender and/or accountants or other professional advisers and contractors of the Senior Facility E Lender free access at all reasonable times and on reasonable notice at the risk and cost of the Borrower to (a) the premises, assets, books, accounts and records of each member of the Group, (b) meet and discuss matters with management of the Group (c) perform an audit of all or part of the cash processing system of the Group.

12.2.2 The Borrower shall provide the Senior Facility E Lender with the Internal Controls Report contemplated in the Sarbanes Oxley Act signed by the chief financial officer of the Borrower as soon as the same become available, but in any event within 60 days after the end of each financial year.

12.3 Cash Float

The Borrower shall ensure that it has immediate access to a cash float in an amount (Cash Float Amount) of not more than the lesser of R240,000,000 or 20 per cent. of the Available Commitment which shall be held as a cash float with Fidelity  at the Fidelity cash centres or in the static automatic teller machines.

12.4 Cash Reconciliation

The Borrower shall prepare daily reports in a form acceptable to the Senior Facility E Lender and shall provide such reports to the Senior Facility E Lender at 17:00 on each Business Day.  The reports shall include:

12.4.1 the daily report provided by Fidelity to the Borrower;

12.4.2 the daily automatic teller machine threshold report; and

12.4.3 the daily cash reconciliation report of the Borrower highlighting loss events and insurance claims.

12.5 Management Reports

The Borrower shall supply to the Senior Facility E Lender as soon as the same become available, but in any event within 30 days after the end of each quarter of each of its financial years, the Group's quarterly management accounts for that quarter on a consolidated basis for that quarter.

13. GENERAL

13.1 Notices and domicilium

All documents in legal proceedings and notices in connection with this Agreement shall be served in accordance with clause 33 (Notices) of the Common Terms Agreement, which clause is incorporated by reference in this Agreement as if repeated in this Agreement in full (except that references in that clause to the Common Terms Agreement are to be construed as references to this Agreement).

13.2 Incorporation of by reference

The provisions clauses 17 (Costs and Expenses), 34 (Amendments and Waivers), 36 (General Provisions) and 40 (Waiver of Immunity) of the Common Terms Agreement apply to this Agreement as though they were set out in full in this Agreement (except that references in those clauses to the Common Terms Agreement are to be construed as references to this Agreement).

13.3 Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by South African law.

13.4 Jurisdiction

13.4.1 The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the High Court of South Africa (Gauteng Local Division, Johannesburg) (or any successor to that division) in regard to all matters arising from the this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a dispute).

13.4.2 The Parties agree that the High Court of South Africa is the most appropriate and convenient court to settle disputes.  The Parties agree not to argue to the contrary and waive objection to this court on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Agreement.

13.4.3 This Clause 13.4 is for the benefit of the Finance Parties only.  As a result, no Finance Party shall be prevented from taking proceedings relating to a dispute in any other court with jurisdiction.  To the extent allowed by law, a Finance Party may take concurrent proceedings in any number of jurisdictions.

13.5 Review

The Senior Facility E Lender may review the pricing of the Senior E Facility, including the Applicable Margin, the Cash Processing Fee, any penalties, any regulatory costs, costs and penalties and all other pricing and/or industry imposed costs, pricing or penalties, at any time.  The Senior Facility E Lender will endeavour to review the Senior E Facility on an annual basis.

13.6 Indemnity

The Borrower hereby indemnifies (and agrees to keep indemnified) and holds harmless the Senior Facility E Lender and their respective officers, trustees, agents, beneficiaries, employees and advisors against any and all losses, claims, damages or liabilities to which they may become subject under or in connection with this Agreement (including any fines or penalties imposed on the Senior Facility E Lender by any regulatory body, including the South African Reserve Bank, in connection with this Agreement), and agrees to reimburse the Senior Facility E Lender for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that the Borrower will not be liable to any particular Senior Facility E Lender in any such case to the extent that any such loss, claim, damage or liability of that Senior Facility E Lender arises out of the gross negligence or wilful misconduct of that Senior Facility E Lender or any of its officers, trustees, agents, beneficiaries, employees and advisors, as the case may be.

13.7 Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

FORM OF UTILISATION REQUEST

To: [●]

as Facility Agent

From: NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

[⬤], [⬤]

Dear Sirs,

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
Senior Facility E Agreement, dated [●], 2018
(the Agreement)

1. We refer to the Agreement.  This is a Utilisation Request.  Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2. We wish to borrow a Senior Facility E Loan on the following terms:

Proposed Utilisation Date:	[●] (or, if that is not a Business Day, the next Business Day)
Amount:	R[●] or, if less, the Available Facility
Available Commitment after the proposed Utilisation	R[●]

3. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) of the Agreement is satisfied on the date of this Utilisation Request and that no Event of Default has occurred or is continuing.

4. This Utilisation Request is irrevocable.

Yours faithfully,

…………………………………

authorised signatory

…………………………………

authorised signatory

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

SIGNATURE PAGE

BORROWER

For and on behalf of: Net1 Applied Technologies South Africa Proprietary Limited
Name:
Office:
(who warrants his authority)

SIGNATURE PAGE

FACILITY AGENT

For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)
Name:		Name:
Office:		Office:
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

ORIGINAL SENIOR FACILITY E LENDER

For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)
Name:		Name:
Office:		Office:
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

THE BORROWER

/s/ AMR Smith
For and on behalf of: Net1 Applied Technologies South Africa Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

HOLDCO

/s/ AMR Smith
For and on behalf of: Net1 UEPS Technologies, Inc

Name:	AMR Smith

Office:	Chief Financial Officer

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Net1 UEPS Technologies, Inc.

Name:	AMR Smith

Office:	Chief Financial Officer

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Net1 Applied Technologies South Africa Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Cash Paymaster Services Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: EasyPay Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Manje Mobile Electronic Payment Services Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Moneyline Financial Services Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Net1 FIHRST Holdings Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Net1 Finance Holdings Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Net1 Mobile Solutions Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Net1 Universal Electronic Technological Solutions Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Prism Holdings Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: Prism Payment Technologies Proprietary Limited

Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ AMR Smith
For and on behalf of: RMT Systems Proprietary Limited
Name:	AMR Smith

Office:	Director

(who warrants his authority)

SIGNATURE PAGE

FACILITY AGENT

/s/ DD Van de Vyver		/s/ Z Manie
For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)
Name:	DD Van de Vyver	Name:	Z Manie

Office:	Authorised	Office:	Authorised

	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE

ORIGINAL SENIOR FACILITY E LENDER

/s/ WJ Laurens		/s/ M Amorim
For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)

Name:	WJ Laurens	Name:	M Amorim

Office:	Authorised	Office:	Authorised

	(who warrants his authority)		(who warrants his authority)